UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): July 12, 2005


                             LIBERATE TECHNOLOGIES
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            (Exact name of registrant as specified in its charter)


     Delaware                           000-26565                  94-3245315
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(State or other jurisdiction of   (Commission File Number)    (IRS Employer
    incorporation)                                          Identification No.)


    2655 Campus Drive, Suite 250, San Mateo, California             94403
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       (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (650) 645-4000
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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01      Completion of Acquisition or Disposition of Assets

         On July 12, 2005, Liberate Technologies, a Delaware corporation (the "Registrant"), completed the previously announced sale of substantially all of the assets of its Non-North America business to SeaChange International, Inc. ("SeaChange"). SeaChange acquired from the Registrant and its subsidiary certain assets and assumed certain limited liabilities relating to the Registrant's business outside of North America. The Registrant received cash consideration of approximately $23.5 million in connection with the completion of the asset sale to SeaChange. The sale was made pursuant to the Asset Purchase Agreement, dated as of April 15, 2005 by and among the Registrant, Liberate Technologies B.V., a wholly-owned subsidiary of the Registrant, and SeaChange (the "Purchase Agreement") which was attached as Exhibit 2.7 to the Current Report on Form 8-K filed by the Registrant on April 19, 2005. The foregoing summary descriptions of the Purchase Agreement are qualified in their entirety by the full text of such agreement.

Item 8.01      Other Events

         As a result of the closing of the asset sale to SeaChange, the special dividend in the amount of $0.15 per share of the Registrant's common stock previously declared by the Board of Directors of the Registrant on June 15, 2005 is now payable to stockholders of record as of June 27, 2005. In accordance with the NASD rules, the ex-dividend date will be July 15, 2005.

Item 9.01      Financial Statements and Exhibits

(c) Exhibits:

None.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LIBERATE TECHNOLOGIES


                                           By: /s/ Gregory S. Wood
                                               -------------------------------
                                           Name:   Gregory S. Wood
                                           Title:  Executive Vice President
                                                   and Chief Financial Officer

Date:  July 14, 2005